Exhibit 10.6

The Parties to that Certain Pre Merger Collaboration Agreement, dated February 26, 2015	March 3, 2015

Re: Amendment No. 1 to Pre Merger Collaboration Agreement, dated February 26, 2015 (the “Collaboration Agreement”), among VICTORY ENERGY CORPORATION, LUCAS ENERGY, INC., AURORA ENERGY PARTNERS, NAVITUS ENERGY GROUP, and AEP ASSETS, LLC.

Gentlemen:

On February 26, 2015, each of the Parties entered into the Collaboration Agreement.  The Parties now desire to amend the Collaboration Agreement as set forth in this amendment (the “Amendment”).  Capitalized terms used, but not otherwise defined herein, have the meanings ascribed to them in the Collaboration Agreement.

1.
Victory to Acquire Well Rights Instead of Sub.  The Parties hereby amend the Collaboration Agreement so that Lucas assigns the Well Rights to Victory instead of Sub.  Accordingly, the Transfer Documents set forth in Exhibit B to the Collaboration Agreement are hereby amended and restated as the new Transfer Documents set forth as Attachment 1 to this Amendment.

2.
Transfer of Well Rights to Aurora and Sub following Funding.  Sub shall continue to be responsible for satisfying the Well Funding Requirements as specified in Section 3 of the Collaboration Agreement.  Upon complete payment and satisfaction of the Well Funding Requirements, Victory shall contribute the Well Rights to Aurora and, in turn, Aurora shall immediately contribute such Well Rights to Sub.

3.
Amendment to Section 4 of Collaboration Agreement.  Section 4 of the Collaboration Agreement is hereby amended so that Victory shall become the maker of the Note instead of Sub. Accordingly, the form of Note set forth in Exhibit C to the Collaboration Agreement is hereby amended and restated as the new form of Note set forth as Attachment 2 to this Amendment.

4.	No other Amendments. Except as aforesaid, the Collaboration Agreement remains unmodified and in full force and effect.

[Signature page follows]

Victory Energy Corporation (OTCQX: VYEY)

3355 Bee Caves Road, Suite 608, Austin, TX  78746     Phn (512) 347-7300    Fax (866) 234-9806

Very truly yours,

VICTORY ENERGY CORPORATION

By:  /s/ Fred Smith
Name: Fred Smith
Title: Chief Financial Officer

Accepted and agreed to as of the date first above written:

NAVITUS ENERGY GROUP By: JAMES CAPITAL CONSULTING LLC, its Managing Partner By: /s/ Ronald W. Zamber Name: Ronald W. Zamber Title: Manager	LUCAS ENERGY, INC. By: /s/ Anthony C. Schnur Name: Anthony C. Schnur Title: CEO
AURORA ENERGY PARTNERS By: VICTORY ENERGY CORPORATION, its Managing Partner By: /s/ Fred Smith Name: Fred Smith Title: Chief Financial Officer	AEP ASSETS, LLC By: AURORA ENERGY PARTNERS, its Managing Member By: VICTORY ENERGY CORPORATION, its Managing Partner By: /s/ Fred Smith Name: Fred Smith Title: Chief Financial Officer

Victory Energy Corporation (OTCQX: VYEY)

3355 Bee Caves Road, Suite 608, Austin, TX  78746     Phn (512) 347-7300    Fax (866) 234-9806

ATTACHMENT 1

NOTICE OF CONFIDENTIALLY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
§
COUNTIES OF LAVACA AND
GONZALES	§

PARTIAL ASSIGNMENT AND BILL OF SALE OF WELLBORE RIGHTS

This Assignment and Bill of Sale of Wellbore Rights (“Assignment”), dated effective as of February 27, 2015 (the “Effective Date”), is from LUCAS ENERGY, INC., a Nevada corporation, whose mailing address is 3555 Timmons Lane, Suite 1550, Houston, Texas 77027 (hereinafter referred to as “Assignor”), to VICTORY ENERGY CORPORATION, a Texas limited liability company, whose mailing address is 3355 Bee Caves Road, Suite 608, Austin, Texas 78746 (hereinafter referred to as “Assignee”),

WHEREAS, Assignor owns certain leasehold working interest in and to the Dingo Unit and the Platypus Hunter Unit, each located partially in both Gonzales and Lavaca Counties, Texas, along with the Dingo Unit 1H , the Dingo Unit 2H, and the Dingo Unit 3H (the “Dingo Unit 1H, 2H & 3H Wellbores”),and with the Platypus Hunter 2H and the Platypus Hunter 3H (the “Platypus Hunter 2H & 3H Wellbores”), being more particularly described on the respective exhibits “A-1” and “A-2” attached hereto.

NOW THEREFORE, Assignor, for and in consideration of the payment by Assignee of the sum of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does herby agree to convey all the certain leasehold working interest owned by Lucas in and to the Dingo Unit 1H, 2H, and 3H Wellbores along with the Platypus Hunter 2H & 3H Wellbores, as proposed, along with all right, title and interest owned by Lucas lying within 100’ laterally perpendicular to the wellbores as drilled (the “Wellbore Rights”).

Assignor herein expressly excepts, reserves and retains all of its remaining right, title and interest in and to and lands expressed on Exhibits A-1 and A-2 not associated with the Wellbore Rights, as well as all equipment and facilities not associated with Dingo Unit 1H, 2H & 3H Wellbores, and the Platypus Hunter 2H & 3H Wellbores.

Partial Assignment and Bill of Sale

This Partial Assignment and Bill of Sale of Wellbore Rights shall be binding upon and inure to the benefit of Assignee and Assignor and their respective successors, heirs and assigns.

This Partial Assignment and Bill of Sale of Wellbore Rights is made and accepted without any representations and warranties, expressed or implied, except warranty of title by, and through and under Assignor, but not otherwise.

This Partial Assignment and Bill of Sale of Wellbore Rights may be executed in any number of counterparts, and each counterpart may be recorded separately or may be combined to form one (1) instrument for recording purposes.

Executed by Assignor and Assignees on the dates reflected in their respective acknowledgments, but effective as of the date stated above.

“ASSIGNOR”

LUCAS ENERGY, INC.

By:________________________________

Printed Name:_______________________

Title:______________________________

“ASSIGNEE”

VICTORY ENERGY CORPORATION

By:_________________________________

Partial Assignment and Bill of Sale

ACKNOWLEDGMENTS

STATE OF TEXAS

COUNTY OF HARRIS

This instrument was acknowledged before me on this _____ day of February, 2015 by ___________________________, who is _____________ of LUCAS ENERGY, INC., a Nevada corporation, on behalf of said corporation.

My Commission Expires:___________	____________________________________
Notary Public for the State of Texas
County of Harris
Printed Name:________________________

STATE OF TEXAS

COUNTY OF TRAVIS

This instrument was acknowledged before me on this _____ day of February, 2015 by __________________, who is ______________ of VICTORY ENERGY CORPORATION, a Texas limited liability company, on behalf of said limited liability company.

My Commission Expires:___________	____________________________________
Notary Public for the State of Texas
County of Travis
Printed Name:________________________

Partial Assignment and Bill of Sale

EXHIBIT A-1

PENN VIRGINIA OIL & GAS, LP.
14-127
GANEM & KELLY SURVEYING, INC.
J. WHITEHURST
A-485
-N-
J. MORRIS
A-50
J. MORRIS
A-30
531.67
ACRES
DAVID BURKETT
A-7 GONZALES COUNTY
A-4 LAVACA COUNTY
GONZALES COUNTY
LAVACA COUNTY
GARY J. KELLY
4791

Partial Assignment and Bill of Sale

EXHIBIT A-2

N
J.H. WHITEHURST A-485
A. HAMMETT A-281
T. BARNES A-112
COUNTY
COUNTY
GONZALES
LAVACA
PLATYPUS HUNTER 2H LATERAL
AS DRILLED LATERAL
DAVID BURKETT
A-7 GONZALES COUNTY
A-4 LAVACA COUNTY
THE ABOVE PLAT WAS PREPARED FROM AN ACTUAL SURVEY MADE ON THE GROUND UNDER MY SUPERVISION IN JULY, 2014.
STATE OF TEXAS
REGISTERED
GARY J. KELLY
4791
PROFESSIONAL LAND SURVEYOR
GANEM & KELLY SURVEYING, INC.
BY: GARY J. KELLY
REGISTERED PROFESSIONAL LAND SURVEYOR
TEXAS NO. 4791
FIRM NO. 10080301
NO SEARCH FOR EXISTING PIPELINES WAS CONDUCTED. GANEM & KELLY SURVEYING, INC. ASSUMES NO RESPONSIBILITY FOR LOCATING EXISTING PIPELINES.
THIS PLAT IS NOT INTENDED TO REPRESENT A BOUNDARY SURVEY AS DEFINED BY THE TEXAS BOARD OF PROFESSIONAL LAND SURVEYING.
UNIT DESIGNATION
TRACT
ACREAGE
TOTAL ACREAGE
COORDINATES ARE BASED ON NAD 1927 DATUM TEXAS SOUTH CENTRAL ZONE
UNIT AND SURVEY CALLS
LOCATION
SURVEY CALL
LEASE CALL
SURFACE LOCATION
PENETRATION POINT (FIRST TAKE PT.)
BOTTOM HOLE (LAST TAKE PT.)
LATERAL BEARINGS & DISTANCES
TOTAL LATERAL LENGTH
PENN VIRGINIA OIL & GAS, L.P.
SHOWING THE PLATYPUS HUNTER 2H SURFACE LOCATION, PENETRATION POINT (FIRST TAKE POINT) AND BOTTOM HOLE (LAST TAKE POINT) LOCATION SITUATED IN THE DAVID BURKETT SURVEY, ABSTRACT 4, LAVACA COUNTY, ABSTRACT 7, GONZALES COUNTY, TEXAS
DRAWN BY: H.S.C.
SCALE: 1" = 1000'
JOB NO: 14-391
CHK'D BY: G.J.K.
DATE: 7-31-2014
DRAWING NO. 14-391
APPV'D BY: G.J.K.
GANEM & KELLY SURVEYING, INC.

Partial Assignment and Bill of Sale

NOTICE OF CONFIDENTIALLY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
§
COUNTY OF KARNES	§

PARTIAL ASSIGNMENT AND BILL OF SALE OF WELLBORE RIGHTS

This Assignment and Bill of Sale of Wellbore Rights (“Assignment”), dated effective as of February 27, 2015 (the “Effective Date”), is from LUCAS ENERGY, INC., a Nevada corporation, whose mailing address is 3555 Timmons Lane, Suite 1550, Houston, Texas 77027 (hereinafter referred to as “Assignor”), to VICTORY ENERGY CORPORATION, a Texas limited liability company, whose mailing address is 3355 Bee Caves Road, Suite 608, Austin, Texas 78746  (hereinafter referred to as “Assignee”),

WHEREAS, Assignor owns an undivided fifty percent (50%) working interest in the Boggs Unit in Karnes County, Texas, that certain proposed Boggs Unit 1H Wellbore (the “1H Wellbore”) and that certain proposed Boggs Unit 2H Wellbore (the “2H Wellbore”), being more particularly described on the respective exhibits “A-1” and “A-2” attached hereto.

NOW THEREFORE, Assignor, for and in consideration of the payment by Assignee of the sum of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does herby agree to convey an undivided fifty percent (50%) working interest in and to the 1H and 2H Wellbores, as proposed or subsequently amended, along with all right, title and interest owned by Lucas lying within 100’ laterally perpendicular to the wellbores as drilled (the “Wellbore Rights”).

Assignor herein expressly excepts, reserves and retains all of its remaining right, title and interest in and to and lands expressed on Exhibits A-1 and A-2 not associated with the Wellbore Rights, as well as all equipment and facilities not associated with 1H and 2H Wellbores.

This Partial Assignment and Bill of Sale of Wellbore Rights shall be binding upon and inure to the benefit of Assignee and Assignor and their respective successors, heirs and assigns.

Partial Assignment and Bill of Sale

This Partial Assignment and Bill of Sale of Wellbore Rights is made and accepted without any representations and warranties, expressed or implied, except warranty of title by, and through and under Assignor, but not otherwise.

This Partial Assignment and Bill of Sale of Wellbore Rights may be executed in any number of counterparts, and each counterpart may be recorded separately or may be combined to form one (1) instrument for recording purposes.

Executed by Assignor and Assignees on the dates reflected in their respective acknowledgments, but effective as of the date stated above.

“ASSIGNOR”

LUCAS ENERGY, INC.

By:________________________________

Printed Name:_______________________

Title:______________________________

“ASSIGNEE”

VICTORY ENERGY CORPORATION

By:_________________________________

Partial Assignment and Bill of Sale

ACKNOWLEDGMENTS

STATE OF TEXAS

COUNTY OF HARRIS

This instrument was acknowledged before me on this _____ day of February, 2015 by ___________________________, who is _____________ of LUCAS ENERGY, INC., a Nevada corporation, on behalf of said corporation.

My Commission Expires:___________	____________________________________
Notary Public for the State of Texas
County of Harris
Printed Name:________________________

STATE OF TEXAS

COUNTY OF TRAVIS

This instrument was acknowledged before me on this _____ day of February, 2015 by __________________, who is ______________ of VICTORY ENERGY CORPORATION, a Texas limited liability company, on behalf of said limited liability company.

My Commission Expires:___________	____________________________________
Notary Public for the State of Texas
County of Travis
Printed Name:________________________

Partial Assignment and Bill of Sale

Exhibit A-1

KARNES COUNTY, TEXAS

R. MEYERS
A-378
BOGGS
UNIT #1H
404.22 ACRE
UNIT
T.P. CROSBEY
A-150
GONZALES COUNTY
KARNES COUNTY
D. TAYLOR
A-280

NOTE: WELL IS LOCATED S 36°50' E, 7.48 MILES FROM NIXON, TEXAS

GROUND ELEVATION: 378 FEET

WELL: BOGGS UNIT #1H

OPERATOR: OAK VALLEY OPERATING LLC

I, BOBBY J. MAY, DO HEREBY CERTIFY THAT THE ABOVE PLAT CORRECTLY SHOWS THE WELL AS STAKED ON THE GROUND NOVEMBER 26, 2014.

SURVEY LINES ARE APPROXIMATE

TITLE INFORMATION PROVIDED BY LUCAS ENERGY
ALL DATA BASED ON GRID NORTH OBTAINED BY GPS OBSERVATION. NAD 1983 — TEXAS SOUTH CENTRAL ZONE — T.S.P.C.S.

12-03-14

BOBBY J. MAY
REGISTERED PROFESSIONAL LAND SURVEYOR
NO. 4217

OAK VALLEY OPERATING LLC.	BOGGS UNIT #1H 404.22 ACRE UNIT	
WOOD GROUP MUSTANG, INC.

Partial Assignment and Bill of Sale

Exhibit A-2

KARNES COUNTY, TEXAS

N. MEYERS
A-378
BOGGS UNIT #2H
T.P. CROSBEY
A-150
404.22 ACRE
UNIT
T.P. CROSBEY
A-66
GONZALES COUNTY
KARNES COUNTY
D. TAYLOR
A-280

NOTE: WELL IS LOCATED S 30°48' E, 7.48 MILES FROM NIXON, TEXAS

GROUND ELEVATION: 378 FEET

WELL: BOGGS UNIT #2H

OPERATOR: OAK VALLEY OPERATING LLC

I, BOBBY J. MAY, DO HEREBY CERTIFY THAT THE ABOVE PLAT CORRECTLY SHOWS THE WELL AS STAKED ON THE GROUND NOVEMBER 20, 2014.

SURVEY LINES ARE APPROXIMATE

TITLE INFORMATION PROVIDED BY LUCAS ENERGY

ALL DATA BASED ON GRID NORTH OBTAINED BY GPS OBSERVATION. NAD 1983 – TEXAS SOUTH CENTRAL ZONE – T.S.P.C.S.

B. J. May 12-03-14

BOBBY J. MAY
REGISTERED PROFESSIONAL LAND SURVEYOR
NO. 4217

OAK VALLEY OPERATING LLC.

BOGGS UNIT #2H
404.22 ACRE UNIT

WOOD GROUP MUSTANG, INC.

Partial Assignment and Bill of Sale

ATTACHMENT 2

CONTINGENT PROMISSORY NOTE

Date:	March 3, 2015

Maker:   Victory Energy Corporation, a Nevada Corporation (“Victory”)

Maker’s Mailing Address:	3355 Bee Caves Road, Suite 608
Austin, Texas 78746
Attention: Kenneth Hill, CEO

Holder/Payee:    Louise H. Rogers, as her separate property (“Rogers”)

Holder/Payee’s Mailing Address:	c/o Sharon E. Conway
Attorney at Law
2441 High Timbers, Suite 410
The Woodlands, Texas 77380-1052

The terms “Victory” and “Rogers” and other nouns and pronouns include the plural if more than one exists.  The terms “Victory” and “Rogers” also include their respective heirs, personal representatives, and assigns.  Victory and Rogers are collectively referred to in this Note as the “Parties.”

Place for Payment (including county):	2512 Alta Mira
Tyler, Smith County, Texas 75701-7301
(Paid via wire transfer or check as set forth below)

Principal Amount:	Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00)

Interest Rate:	Eighteen percent (18%) per annum. Interest accruing under this Note shall be computed on the basis of a 360-day year and shall be assessed for the actual number of days elapsed.

Contingent Note, Maturity Date, and Terms of Payment:

This Note is contingent and shall only be payable if any of the following events occurs, and interest begins to accrue immediately upon the occurrence of the earlier of the following events (collectively the “Contingency Events”):

(1) the termination of the Letter of Intent or of the Definitive Agreement between Victory, Lucas Energy, Inc. (“Lucas”), and AEP Assets, LLC (“AEP”) (and any other applicable parties) as those documents are defined in the Pre-Merger Collaboration Agreement entered into by Victory, Lucas, and AEP (and any and all other parties) and dated on or around the same date as this Note (the “Collaboration Agreement”); or

Contingent Promissory Note
Rogers - Victory Energy Corporation - Lucas Energy/March 3, 2015

(2) upon the failure of AEP to satisfy the Well Funding Requirements set forth in the Collaboration Agreement and that failure is not cured within sixty days of AEP receiving notice from Lucas of the failure.
Maturity Date:    The entire amount of principal and accrued interest is due and payable on or before the 90th day following the earlier occurrence of any one of the Contingency Events (“Maturity Date”).

Late Payments:  If the payment or any portion of it is late, it shall be subject to a fee of three percent of the total amount of the payment (principal and interest) that is late.

Payments of Principal:  All payments of principal shall be made by wire transfer using the following wiring instructions:

Bank Name:	Bank of New York
ABA Routing Number:	XXXXXXXXX
Account Number:	Beneficiary Acct #XXXXXXXXXX
FFC A/C #:	XXX-XXXXXX
Customer/Account Name:	Louise H. Rogers

Any and all wire transfer fees shall be paid for by Victory and the amount wired shall be adjusted in the amount necessary to ensure that the total amount received into Rogers’ account is the total amount of the interest and principal (if applicable) due.

Payments of Interest:  All interest payments shall be made by Victory check on good funds made payable to “Louise H. Rogers, as her separate property,” and shall be sent via Federal Express to Mrs. Rogers at her address in Tyler, Texas, set forth above.  Victory shall ensure that the Federal Express package delivery date is on or before the due date for the interest payment.  If the payment is not received by Rogers on or before the due date, it is considered late.

Notice of Payment:  Immediately upon receiving confirmation that each wire transfer of a principal payment has been completed, Victory shall send via e-mail to Rogers’ attorney, Sharon E. Conway, a copy of the confirmation.  Contemporaneously with sending each interest payment, Victory shall scan the payment check and the transmittal letter to Mrs. Rogers into PDF format and shall e-mail the scanned copies of the check and transmittal letter, along with the Federal Express tracking number for delivery, to Ms. Conway.  These notifications allow Ms. Conway to verify timely payment.  Failure to send either of these confirmations to Ms. Conway shall constitute an Event of Default.

Contingent Promissory Note
Rogers - Victory Energy Corporation - Lucas Energy/March 3, 2015

Annual Interest Rate on Matured,
Unpaid Amounts (Default Rate):	Eighteen Percent (18%) per Texas Finance Code Chapters 306 and 303

Promise to Pay.    Victory promises to pay to the order of Louise H. Rogers at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above.  Any amounts under this Note remaining unpaid as of the due date shall be due and payable no later than the Maturity Date.

Application of Payments.    Payments under this Note shall be applied first to accrued and unpaid interest and the balance, if any, to principal.  Any allowed or mandatory prepayment of this Note shall also be accompanied by the payment of all accrued and unpaid interest on the amount prepaid.  Partial prepayments of this Note shall be applied to the installments in the inverse order of their maturities.

Waiver of Demand, Presentment, etc.    Failure by Victory to timely make the payment of this Note on or before the Maturity Date constitutes default of this Note.  Victory and each surety, guarantor, and endorser all waive any and all notices, demands for payment, presentations for payment, notices of intent to accelerate maturity, notices of acceleration, protests, notices of protest, and notice of dishonor.  Victory also waives any notice of intent to file suit and diligence by Rogers in taking any action to collect amounts due under this Note.  No delay by Rogers in exercising any right or remedy available to her to enforce this Note shall constitute a waiver of the right or remedy.  A waiver on one occasion shall not operate as a bar to or waiver of any right or remedy of Rogers on any future occasion.

Usury Compliance.    The Parties to this Note intend to comply with the usury laws applicable to this Note.  Accordingly, the Parties agree that no provision in this Note or in any related documents (if any) shall require or permit the collection of interest in excess of the maximum rate permitted by law.  If any excess interest is provided for or contracted for in this Note, or charged to Victory or any other person responsible for payment, or received by Rogers, or if any excess interest is adjudicated to be provided for or contracted for under this Note or adjudicated to be received by Rogers or her assignee or successor, then the Parties expressly agree that this paragraph shall govern and control and that neither Victory nor any other party liable for payment of the Note shall be obligated to pay the amount of excess interest, and the Note shall be modified as necessary to reflect this agreement and not voided.  Any excess interest that may have been collected shall be, at Rogers’ option, either applied as credit against any unpaid principal amount due or refunded to Victory.  The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws of the State of Texas as they are now or subsequently construed by the courts of the State of Texas.

Attorney’s Fees and Costs of Collection upon Default.   If this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Victory shall pay all of Rogers’ actual attorney’s fees, all costs of collection, all expenses of litigation, and all costs of court incurred in addition to any and all other amounts due.

Contingent Promissory Note
Rogers - Victory Energy Corporation - Lucas Energy/March 3, 2015

Governing Law; Venue and Jurisdiction; Waiver of Jury Trial.  This Note shall be governed by the laws of the State of Texas.  The Parties agree that venue for any lawsuit under this Note is proper in Montgomery County, Texas, and Victory expressly waives any objection to venue in Montgomery County, Texas, based on forum non conveniens.  All Parties agree that jurisdiction for any dispute under this Note lies in the state district courts of Montgomery County, Texas.  All Parties agree to waive their respective rights to trial by jury of any dispute under this Note and that all disputes will be submitted to the court for determination.

Amendment and Assignment.  This Note may not be amended or modified in any manner without the express written consent of Rogers or her attorney.  Victory may not assign any of its rights or obligations under this Note without the express written consent of Rogers.  Rogers may assign any or all of her rights and obligations under this Note.  Any assignment by Rogers remains subject to the occurrence of a Contingency Event as set forth above.

Maker:

Victory Energy Corporation

By:	______________________________	Date of Signature: March 3, 2015
FRED SMITH
Chief Financial Officer

Contingent Promissory Note
Rogers - Victory Energy Corporation - Lucas Energy/March 3, 2015